UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 2, 2023

TRAEGER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40694	82-2739741
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1215 E Wilmington Ave., Suite 200
Salt Lake City, Utah	84106
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, include area code) (801) 701-7180
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	COOK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
On August 2, 2023, Traeger, Inc. (the “Company”) furnished a Current Report on Form 8-K (the “Original Filing”) with the U.S. Securities and Exchange Commission (the “SEC”) that furnished under Items 2.02 and 9.01 the Company’s press release announcing its unaudited financial results as of and for the three and six months ended June 30, 2023 (the “Original Press Release”). The full text of the Original Press Release was furnished as Exhibit 99.1, as incorporated by reference into, the Original Filing.
The purpose of this Current Report on Form 8-K/A (this “Amendment No. 1”) is to reflect adjustments to certain financial information set forth in the Original Press Release that were made by the Company while finalizing its unaudited financial statements for inclusion in its Quarterly Report on Form 10-Q for the three months ended June 30, 2023 (the “2023 Q2 10-Q”) following the conclusion of the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) as described further in Item 4.02 of this Amendment No 1. This Amendment No. 1 amends and replaces in its entirety the Original Filing.
Item 2.02.     Results of Operations and Financial Condition
On August 7, 2023, the Company issued a press release announcing updated financial results for the quarter ended June 30, 2023. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 4.02.     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On August 7, 2023, the Audit Committee, after considering the recommendations of management, concluded that the Company’s previously issued consolidated financial statements as of and for the interim period ended March 31, 2023 (the “Q1 2023 Financial Statements”), included in the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023 (the “2023 Q1 10-Q”) filed with SEC on May 10, 2023, should no longer be relied upon. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Q1 2023 Financial Statements should no longer be relied upon.
The determination resulted from the Company’s incorrect accounting treatment under ASC 815 Derivatives and Hedging of cumulative unrealized gains recorded within accumulated other comprehensive income (AOCI) upon the cash flow hedge dedesignation of its interest rate swaps within the Q1 2023 financial statements. In connection with this determination, the Company has concluded that because the controls to evaluate the accounting and disclosure of complex financial instruments, such as for derivatives, did not operate effectively and resulted in the failure to detect the misstatement, the deficiencies are a material weakness in the Company's internal control over financial reporting. Further details regarding the material weakness and the steps taken to remediate it will be included in the Form 10-Q/A.
The Company's management and the Audit Committee have discussed the matters described herein with Ernst & Young LLP, the Company’s independent registered public accounting firm.
A summary of the impact on the Q1 2023 Financial Statements is below.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET:

	As of March 31, 2023
	As Previously Reported	Adjustment	As Restated
Stockholders' equity:
Accumulated deficit	$(562,457)	$(18,948)	$(581,405)
Accumulated other comprehensive income (loss)	(178)	18,948	18,770
Total stockholders' equity	327,389	—	327,389
Total liabilities and stockholders' equity	$937,997	$—	$937,997
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

	Three Months Ended March 31, 2023
	As Previously Reported	Adjustment	As Restated
Other income (expense):
Interest expense	$(10,454)	$2,373	$(8,081)
Other income (expense), net	21,899	(21,321)	578
Total other income (expense)	11,445	(18,948)	(7,503)
Income (loss) before provision for income taxes	8,182	(18,948)	(10,766)
Net income (loss)	$8,018	$(18,948)	$(10,930)
Net loss per share, basic and diluted	$0.07	$(0.16)	$(0.09)
Other comprehensive income (loss):
Change in cash flow hedge	$—	$(2,088)	$(2,088)
Amortization of dedesignated cash flow hedge	—	(2,373)	(2,373)
Total other comprehensive loss	(32)	(4,461)	(4,493)
Comprehensive income (loss)	$7,986	$(23,409)	$(15,423)
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

	As Previously Reported
	Accumulated Deficit	Accumulated Other Comprehensive Income	Total Stockholders' Equity

Balance at December 31, 2022	$(570,475)	$23,263	$334,869
Net income	8,018	—	8,018
Change in cash flow hedge	—	(23,409)	(23,409)
Amortization of dedesignated cash flow hedge	—	—	—
Balance at March 31, 2023	$(562,457)	$(178)	$327,389

	Adjustment
	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total Stockholders' Equity

Balance at December 31, 2022	$—	$—	$—
Net loss	(18,948)	—	(18,948)
Change in cash flow hedge	—	21,321	21,321
Amortization of dedesignated cash flow hedge	—	(2,373)	(2,373)
Balance at March 31, 2023	$(18,948)	$18,948	$—

	As Restated
	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total Stockholders' Equity

Balance at December 31, 2022	$(570,475)	$23,263	$334,869
Net loss	(10,930)	—	(10,930)
Change in cash flow hedge	—	(2,088)	(2,088)
Amortization of dedesignated cash flow hedge	—	(2,373)	(2,373)
Balance at March 31, 2023	$(581,405)	$18,770	$327,389
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

	Three Months Ended March 31, 2023
	As Previously Reported	Adjustment	As Restated
Net income (loss)	$8,018	$(18,948)	$(10,930)
Change in operating assets and liabilities:
Unrealized loss (gain) on derivative contracts	(19,623)	21,321	1,698
Amortization of dedesignated cash flow hedge	—	(2,373)	(2,373)

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Traeger, Inc.

Date: August 7, 2023	By:	/s/ Dominic Blosil
Dominic Blosil
Chief Financial Officer